SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 23, 2009

SIONIX CORPORATION
(Exact name of Company as specified in Charter)

Nevada	002-95626-D	87-0428526
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3880 East Eagle Drive
Anaheim, California 92807
(Address of Principal Executive Offices)

(714) 678-1000
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Explanatory Note

The purpose of this Amendment No. 1 to the Current Report on Form 8-K filed by Sionix Corporation on July 29, 2009 is to attach exhibit 16.

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Board of Directors of Sionix Corporation (the “Company”) recently conducted a competitive process to determine the Company’s independent registered public accounting firm.  As a result of this process, on July 23, 2009, the Board of Directors approved the engagement of Windes & McClaughry Accountancy Corporation (“Windes”) as the Company’s independent registered public accounting firm.

Also, on July 23, 2009, the Board of Directors resolved to dismiss Kabani & Company (“Kabani”) as the Company’s independent registered public accounting firm, and Kabani was notified of this action on July 23, 2009.

During the fiscal years ended September 30, 2008 and September 30, 2007, and the subsequent interim period through July 23, 2009, the Company had (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Kabani’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Kabani to respond fully to the inquiries of Windes concerning any matter.

Kabani’s reports on the Company’s financial statements for the fiscal years ended September 30, 2008, and September 30, 2007 do not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to audit scope, or accounting principles but contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern.

During the fiscal years ended September 30, 2008, and September 30, 2007, and the subsequent interim period through July 23, 2009, neither the Company nor anyone on its behalf has consulted with Windes regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement of the type described in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided to Kabani a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Kabani furnish the Company with a letter addressed to the SEC stating whether or not Kabani agrees with the above statements. An amendment will be filed to include this letter when it is received from Kabani.

Item 9.01	Financial Statements and Exhibits

16.           Letter from Kabani & Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2009

SIONIX CORPORATION

By:	/s/ Rodney Anderson
Rodney Anderson
Interim Chief Executive Officer